UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): October 14, 2009

001-33635

(Commission file number)

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-0075787
(State of incorporation)	(IRS Employer Identification No.)

12255 El Camino Real, Suite 250 San Diego, California 92130	(858) 436-1000
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On October 14, 2009, Cardium Therapeutics, Inc. (“Cardium”) issued a press release reporting positive data from its Matrix Phase 2b clinical trial of Excellarate™ for the potential treatment of patients with chronic non-healing diabetic foot ulcers. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. On October 14, 2009, Cardium announced plans for the commercial development of a new product candidate Excellagen™, a collagen-based topical gel for use by physicians in conjunction with surgical debridement of wounds in patients with chronic or non-chronic diabetic foot ulcers. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein. On October 15, 2009, Cardium issued a press release announcing the publication of positive findings from the Excellarate Phase 1/2 clinical study in the Journal of Wound Repair and Regeneration. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release of Cardium issued on October 14, 2009.

99.2	Press Release of Cardium issued on October 14, 2009

99.3	Press Release of Cardium issued on October 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: October 20, 2009	By:	/S/ CHRISTOPHER J. REINHARD
Christopher J. Reinhard
Chief Executive Officer